UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 29, 2009

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 29, 2009, Registrant (the “Company” or we) announced via news release the results for our fiscal 2009 third quarter ended December 31, 2008 and held a pre-announced conference call that was broadcast live by webcast. In a Form 8-K dated January 29, 2009, the full text of the news release issued in connection with that announcement was attached as Exhibit 99.1 and we described our use of Non-GAAP financial information. The slides we used during the webcast are attached as Exhibit 99.1 to this Current Report on Form 8-K and a transcript of the conference call is attached as Exhibit 99.2. Information about forward-looking statements contained in the slides and transcript may be found in the third slide and in the third and fourth paragraphs of the opening remarks of our CFO, Kevin Berry, on pages one and two of the transcript.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

As described in Item 2.02 above, which description is hereby incorporated by reference, attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are the slides and transcript from our January 29, 2009, conference call.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1, Slides from Registrant’s January 29, 2009, webcast conference call are furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

Exhibit 99.2, Transcript from Registrant’s January 29, 2009, webcast conference call is furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 3rd day of February, 2009.

CALIFORNIA MICRO DEVICES CORPORATION
(Registrant)

By:	/s/ ROBERT V. DICKINSON
Robert V. Dickinson
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Slides from Registrant’s January 29, 2009, webcast conference call are furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

99.2	Transcript from Registrant’s January 29, 2009, webcast conference call is furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

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